UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12
Directed Electronics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SUPPLEMENT TO THE PROXY STATEMENT
OF
DIRECTED ELECTRONICS, INC.
Dated May 6, 2008
Approval of Corporate Name Change
     The Board of Directors has determined to change the corporate name of our company from Directed Electronics, Inc. to DEI Holdings, Inc., which requires an amendment to our Articles of Incorporation. The laws of the state of Florida, where we are incorporated, require shareholder approval of an amendment to our Articles of Incorporation to change our corporate name. Accordingly, shareholders are being requested to approve a proposal to amend Article I of our Articles of Incorporation to change our corporate name to DEI Holdings, Inc. The proposed Articles of Amendment are attached to this Supplement as Exhibit A.
     We are proposing the name change for several reasons. We believe the proposed new name would be more descriptive of the operations of the company and the fact that it offers various products and brands through its subsidiaries and divisions. Additionally, the proposed corporate name would add more breadth, allowing for future brand acquisitions to be housed under the DEI Holdings group of companies. Assuming the name change is approved, we plan to continue to utilize the “Directed Electronics” name in connection with our Vista, California operations.
     Our Board of Directors believes that it would be in the best interest of our company to change our corporate name to DEI Holdings, Inc. Stock certificates previously issued to shareholders will not need to be exchanged for new certificates if the name change is approved by our shareholders. No right of appraisal or similar rights of dissenters exist with respect to this matter.
     Our Board of Directors has approved the proposed amendment to our Articles of Incorporation. Shareholder approval will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. Our Board of Directors recommends a vote “FOR” the proposed amendment to our Articles of Incorporation.

EXHIBIT A
ARTICLES OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
DIRECTED ELECTRONICS, INC.
     Directed Electronics, Inc., a Florida corporation (the “Corporation”), hereby adopts the following Articles of Amendment in accordance with Section 607.1006 of the Florida Business Corporation Act.
     FIRST: The name of the Corporation is Directed Electronics, Inc.
     SECOND: To change the name of the Corporation to DEI Holdings, Inc., Article I of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended in its entirety to read as follows:
“The name of the Corporation is DEI Holdings, Inc., and the address of the principal office and mailing office of the Corporation is 1 Viper Way, Vista, California 92081.”
     THIRD: The amendment does not provide for an exchange, reclassification, or cancellation of issued shares.
     FOURTH: The foregoing amendment to the Second Amended and Restated Articles of Incorporation of the Corporation was adopted by the board of directors of the Corporation as of the 5th day of May, 2008.
     FIFTH: The foregoing amendment to the Second Amended and Restated Articles of Incorporation was approved by a majority of the holders of Common Stock of the Corporation at a meeting held on June 18, 2008. The number of votes cast for the amendment by the holders of Common Stock was sufficient for approval.
     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment this 18th day of June, 2008.

DIRECTED ELECTRONICS, INC.
By:
James E. Minarik, President and Chief Executive
Officer

DIRECTED ELECTRONICS, INC.
2008 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of DIRECTED ELECTRONICS, INC., a Florida corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated April 25, 2008, and the Supplement to the Proxy Statement dated May 6, 2008, and hereby appoints James E. Minarik and Kevin P. Duffy, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Shareholders of the Company, to be held on Thursday, June 19, 2008, at 9:00 a.m., local time, at the Company’s corporate headquarters at 1 Viper Way, Vista, California, 92081 and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of four Class III directors to serve for three-year terms expiring in 2011; FOR approval of the amendment to the Company’s 2005 Incentive Compensation Plan; FOR approval of an amendment to the Company’s Articles of Incorporation to change the Company’s name to DEI Holdings, Inc.; and as said proxies deem advisable on such other matters that may come before the meeting.
     A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

☐ Votes must be indicated (x) in Black or Blue ink.
     1. ELECTION OF DIRECTORS:

☐ FOR all nominees	☐ WITHHOLD AUTHORITY for all nominees.	☐ FOR ALL EXCEPT
     Nominees: o Troy D. Templeton, o James E. Minarik, o Edmond S. Thomas, o Andrew D. Robertson
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.
2.	Proposal to approve an amendment to the Company’s 2005 Incentive Compensation Plan to increase the shares of the Company’s common stock reserved for issuance under the plan from 2,750,000 shares to 4,750,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Proposal to approve an amendment to the Company’s Articles of Incorporation to change its corporate name to DEI Holdings, Inc.

FOR ☐	AGAINST ☐	ABSTAIN ☐
and upon such matters that may properly come before the meeting or any adjournment thereof.
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Date _______________________________________

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